UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule14a-101)

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

Coronado Global Resources Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

SRN/HIN: I9999999999 See the reverse side of this notice for instructions on how to obtain proxy materials and vote www.investorvote.com.au To vote online, 24 hours a day, 7 days a week: Cast your vote Your secure access information is: Control Number: 999999 PIN: 99999 Access the Annual General Meeting materials CRN MR SAM SAMPLE FLAT 123 123 SAMPLE STREET THE SAMPLE HILL SAMPLE ESTATE SAMPLEVILLE VIC 3030 For all inquiries call: (within Australia) 1300 850 505 (outside Australia) +61 3 9415 4000 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2023 ANNUAL GENERAL MEETING OF STOCKHOLDERS OF CORONADO GLOBAL RESOURCES INC. TO BE HELD ON MAY 25, 2023 AT 10:00 A.M., AUSTRALIAN EASTERN STANDARD TIME (MAY 24, 2023 AT 8:00 P.M., U.S. EASTERN TIME) *** Exercise Your Right to Vote *** PLEASE NOTE: For security reasons it is important that you keep your SRN/HIN confidential. You are receiving this communication because you hold shares or CHESS Depositary Interests (CDIs) in Coronado Global Resources Inc. (Company). This is not a ballot. You cannot use this notice to vote your shares or CDIs. This communication presents only an overview of the more complete proxy materials that are available to you on the internet. You may view the proxy materials online at www.investorvote.com.au or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Coronado Global Resources Inc. ARBN 628 199 468 Meeting Type: Annual General Meeting of Stockholders (Annual General Meeting) For holders as of: April 11, 2023 Date and Time: May 25, 2023 at 10:00 A.M. Australian Eastern Standard Time May 24, 2023 at 8:00 P.M. U.S. Eastern Time Location: Virtual Meeting Information www.investorcentre.com/contact For your vote to be effective it must be received by 10:00 A.M. Australian Eastern Standard Time on Monday, May 22, 2023 (8:00 P.M. U.S. Eastern Time on Sunday, May 21, 2023). Samples/000001/000002 *I00000101*

The holders of shares of our common stock and CDI holders will be asked to: 2. 3. 4. 5. 6. 7. Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: PROXY STATEMENT FORM OF PROXY CDI VOTING INSTRUCTION FORM ANNUAL REPORT TO STOCKHOLDERS How to View Online: Have the 6-Digit Control Number available (located on the front of this document) and visit: www.investorvote.com.au How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. BY TELEPHONE: +61 3 9415 4000 BY EMAIL: sydreturningofficer@computershare.com.au ONLINE: www.edocumentview.com/CRN Please make the request as instructed above on or before 5:00 P.M. Australian Eastern Standard Time on May 17, 2023 (3:00 A.M. U.S. Eastern Time on May 16, 2023) to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods The proposals for the Annual General Meeting and the Board of Directors' recommendations are as follows: Vote By Internet: To vote now by internet, go to www.investorvote.com.au. Have the 6-Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting form. elect each of the five director nominees of the Company named in the accompanying proxy statement to serve until the 2024 annual general meeting of stockholders of the Company or until their successors have been duly elected and qualified; approve, on a non-binding advisory basis, the compensation of our named executive officers; ratify the appointment of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; approve, pursuant to and in accordance with ASX Listing Rule 7.2 (Exception 13) and for all other purposes, the issuance of up to 25,000,000 Securities (including CDIs and stock options, stock appreciation rights, restricted stock units, restricted stock and performance stock units convertible into CDIs) under the Company’s 2018 Equity Incentive Plan; approve the Coronado Global Resources Inc. Employee Stock Purchase Plan; and transact such other business as may properly come before the Annual General Meeting or any postponements or adjournments thereof. The Company's Board of Directors unanimously recommends that the stockholders (and CDI holders) of the Company vote their shares (or shares underlying CDIs) "FOR" each nominee listed in Proposal 2 AND "FOR" Proposals 3, 4, 5 and 6 listed above. Attending the Annual General Meeting online: To attend the Annual General Meeting, ask questions and submit your vote(s), you will need the latest versions of Chrome, Safari, Edge or Firefox. To participate in the Annual General Meeting online visit https://meetnow.global/MKTR2MJ on your smartphone, tablet or computer. For further instructions on how to participate online please view the online meeting user guide at https://coronadoglobal.com.au/